UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 22, 2012

ELEVATE, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34642	26-1607874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Avenida La Pata, Suite 200
San Clemente, California 92673
(Address of Principal Executive Offices, including zip code)

(949) 276-5428
(Registrant’s telephone number, including area code)

Copies of Communications to:
Stoecklein Law Group
Columbia Center
401 West A Street, Suite 1150
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

We have received an OTCBB Delinquency Notification from the Financial Industry Regulatory Authority (“FINRA”), which was dated September18, 2012. The Notification states that, pursuant to NASD Rule 6530, unless the delinquent Form 10-K for the fiscal year ended May 31, 2012 has been received and time stamped by the SEC’s EDGAR system by 5:30 p.m. EST on October 18, 2012, our securities will not be eligible for quotation on the OTC Bulletin Board (“OTCBB”) and therefore, will be removed.

We failed to file our Form 10-K by the prescribed time on October 18, 2012, and therefore, our securities were removed from the OTCBB effective October 22, 2012 and now trade only on the OTC Pink Sheets under the symbol “ELEV”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEVATE, INC.

By: /S/ Wright Thurston
Wright Thurston, Chief Executive Officer

Date:  November 1, 2012